
Financial Highlights
Deposit Guaranty Corp. and Subsidiaries
--------------------------------------------
(Dollars in Thousands Except Per Share Data)                                                                 Fourth
                                                                                                            Quarter
                                                                    1997                           1996    1997-1996
                                            ---------------------------------------------------  --------- ---------
                                            Fourth        Third        Second        First        Fourth    Percent
                                            Quarter      Quarter       Quarter      Quarter      Quarter    Variance
                                            ------------------------------------------------------------------------

Earnings Summary
    Net interest income                        $71,421       $71,448      $70,281      $71,446      $65,637   8.8 %
    Provision for possible loan  losses          1,875         1,875        1,875        1,875        1,335  40.4
    Other operating income                      36,134        35,076       31,742       30,651       30,314  19.2
    Other operating expense                     68,670        69,228       66,833       66,316       65,482   4.9
    Net income                                  24,475        23,263       21,929       22,613       19,485  25.6
    Net income per share - basic                  0.60          0.57         0.54         0.54         0.50  20.0
                         - diluted                0.59          0.57         0.53         0.53         0.50  18.0
    Cash earnings per share*                      0.66          0.64         0.60         0.59         0.54  22.2

Balance Sheet Summary
    Total assets                            $6,939,727    $6,839,432   $6,688,542   $6,774,465   $6,382,897   8.7 %
    Earning assets                           6,103,429     5,936,351    5,874,873    6,000,450    5,638,879   8.2
    Loans                                    4,431,683     4,353,431    4,273,777    4,255,996    3,979,877  11.4
    Total securities                         1,599,479     1,526,020    1,558,144    1,680,895    1,607,125  (0.5)
    Total deposits                           5,373,962     5,283,351    5,315,801    5,432,432    5,025,749   6.9
    Long-term debt                             186,397       176,444       99,426       99,414       99,405  87.5
    Stockholders' equity                       635,238       624,086      600,745      577,026      581,266   9.3






Average Balances:
    Total assets                            $6,771,870    $6,720,388   $6,625,501   $6,761,934   $6,160,667   9.9 %
    Earning assets                           5,976,348     5,954,755    5,900,454    6,016,934    5,510,838   8.4
    Loans                                    4,316,607     4,370,724    4,249,682    4,227,590    3,903,025  10.6
    Total securities                         1,616,797     1,547,722    1,610,348    1,714,237    1,442,534  12.1
    Total deposits                           5,284,912     5,284,382    5,298,652    5,358,507    4,865,635   8.6
    Long-term debt                             181,637       130,750       99,419       99,405       99,401  82.7
    Stockholders' equity                       625,419       612,775      575,924      630,521      581,960   7.5

Selected Ratios
    Return on average assets                      1.43          1.37         1.33         1.36         1.26
    Return on average stockholders'              15.53         15.06        15.27        14.55        13.32
      equity
    Net interest margin - tax equivalent          4.91          4.90         4.90         4.91         4.89
    Efficiency ratio*                            59.75         61.08        61.73        61.20        64.92
    Average loans to deposits                    81.68         82.71        80.20        78.89        80.22
    Leverage ratio                                7.47          7.28         7.31         7.17         8.23
    Allowance for possible loan losses
      to loans                                    1.46          1.50         1.63         1.63         1.63
    Nonperforming assets to loans plus
      other real estate                           0.59          0.65         0.74         0.62         0.56
    Net charge-offs to average
      loans                                       0.05          0.32         0.17         0.14         0.09

Common stock data
  Cash dividends declared per share              $0.23         $0.20        $0.20        $0.20        $0.20  15.0 %
    Average shares outstanding              40,819,681    40,836,406   40,915,591   42,200,610   38,985,278   4.7
    End of period shares outstanding        40,830,231    40,813,741   40,781,431   40,743,822   39,185,394   4.2
    Book value per share                        $15.56        $15.29       $14.73       $14.16       $14.83   4.9


                                                           Twelve Months Ended
                                                                December 31,
                                              ----------------------------------
                                                                        Percent
                                                  1997       1996       Variance
                                              ----------------------------------

Earnings Summary
    Net interest income                        $284,596    $249,534        14.1%
    Provision for possible loan  losses           7,500       5,340        40.4
    Other operating income                      133,603     117,245        14.0
    Other operating expense                     271,047     237,208        14.3
    Net income                                   92,280      83,610        10.4
    Net income per share - basic                   2.25        2.16         4.2
                         - diluted                 2.23        2.14         4.2
    Cash earnings per share*                       2.49        2.31         7.8

Balance Sheet Summary
    Total assets                              6,939,727   6,382,897         8.7%
    Earning assets                            6,103,429   5,638,879         8.2
    Loans                                     4,431,683   3,979,877        11.4
    Total securities                           1,599,479  1,607,125        (0.5)
    Total deposits                             5,373,962  5,025,749         6.9
    Long-term debt                              186,397      99,405        87.5
    Stockholders' equity                        635,238     581,266         9.3

Average Balances:
    Total assets                              6,719,145   6,026,548        11.5%
    Earning assets                            5,961,991   5,395,343        10.5
    Loans                                     4,291,612   3,774,490        13.7
    Total securities                          1,621,805   1,424,085        13.9
    Total deposits                            5,305,687   4,750,894        11.7
    Long-term debt                              128,036      67,888        88.6
    Stockholders' equity                        611,252     551,754        10.8

Selected Ratios
    Return on average assets                       1.37%       1.39%
    Return on average stockholders'
      equity                                      15.10       15.15
    Net interest margin - tax equivalent           4.90        4.77
    Efficiency ratio*                             60.92       62.08
    Average loans to deposits                     80.89       79.45
    Leverage ratio                                 7.47        8.23
    Allowance for possible loan losses
      to loans                                     1.46        1.63
    Nonperforming assets to loans plus
      other real estate                            0.59        0.56
    Net charge-offs to average
      loans                                        0.29        0.10

Common stock data
  Cash dividends declared per share               0.83        0.72        15.4%
    Average shares outstanding              41,082,356  38,760,192         6.0
    End of period shares outstanding        40,830,231  39,185,394         4.2
    Book value per share                         15.56       14.83         4.9

* Excludes the effects of the amortization of goodwill and core deposit intangibles.


Noninterest Income and Expense
Deposit Guaranty Corp. and  Subsidiaries
(Dollars in Thousands Except Per Share Data)

                                                                                                               Twelve Months Ended
                                                               1997                               1996             December 31,
                                        --------------------------------------------------      --------       ---------------------
                                          Fourth        Third        Second         First        Fourth
                                         Quarter       Quarter       Quarter       Quarter       Quarter         1997          1996
                                        --------------------------------------------------      --------       ---------------------
Other operating income

Service charges on deposit accounts     $11,054      $10,961        $10,169        $9,959       $9,579         $42,143      $35,584
Fees for trust services                   5,093        4,664          4,664         4,663        4,812          19,084       16,413
Securities available for sale gains         622          838            540            86           38           2,086          118
Other service charges, commissions
  and fees                               17,446       16,430         14,589        14,802       14,533          63,267       56,624
Other income                              1,919        2,183          1,780         1,141        1,352           7,023        8,506
                                        -------      -------        -------       -------      -------        --------     --------
  Total other operating income          $36,134      $35,076        $31,742       $30,651      $30,314        $133,603     $117,245
                                        =======      =======        =======       =======      =======        ========     ========

Other operating expense
Salaries and employee benefits          $33,808      $35,119        $35,738       $35,127      $35,224        $139,792     $129,660
Net occupancy expense                     5,104        4,969          4,748         4,702        4,460          19,523       16,073
Equipment expense                         5,171        5,049          4,793         5,070        4,791          20,083       17,618
Service fees                              5,214        4,518          4,427         3,269        4,801          17,428       16,237
Communication                             3,221        3,045          3,125         3,039        2,815          12,430       10,607
FDIC assessment                             185          168            172           164            1             689           94
Advertising and public relations          2,945        2,830          2,590         2,486        2,095          10,851        9,484
Other expense                            13,022       13,530         11,240        12,459       11,295          50,251       37,435
                                        -------      -------        -------       -------      -------        --------     --------
  Total other operating expense         $68,670      $69,228        $66,833       $66,316      $65,482        $271,047     $237,208
                                        =======      =======        =======       =======      =======        ========     ========




Comparative Average Balances-Yields and Rates
Deposit Guaranty Corp. and Subsidiaries
(Dollars in Thousands-Tax Equivalent)


                                                   Three Months Ended            Three Months Ended          Three Months Ended
                                                      December 31,                  September 30,              June 30, 1997
                                              --------------------------------------------------------------------------------------
                                              Average     Income/   Yield/   Average    Income/  Yield/   Average   Income/   Yield/
                                              Balance     Expense   Rate     Balance    Expense  Rate     Balance   Expense   Rate
                                              --------------------------------------------------------------------------------------
Assets
Interest-earning assets:
   Loans, net of unearned income              $4,316,607  $94,199   8.66%  $4,370,724  $96,178   8.73%  $4,249,682 $92,650    8.74%
   Investment securities:
         Taxable                                 178,587    3,989   8.93      178,925    3,505   7.84      160,949   2,909    7.23
         Exempt from Federal income tax              291        3   4.12          416        2   1.92          105       3   11.43
   Securities available for sale:
         Taxable                               1,271,590   21,934   6.90    1,202,271   20,376   6.78    1,282,103  21,417    6.68
         Exempt from Federal income tax          166,329    3,962   9.53      166,110    3,534   8.51      167,191   3,810    9.12

   Trading account securities                      5,149       85   6.55        4,239       66   6.18        4,566      80    7.02
   Federal funds sold and securities
   purchased under agreements to resell           30,041      449   5.98       28,805      427   5.93       33,263     560    6.66
   Interest-bearing bank balances                  7,754      104   5.38        3,265       46   5.65        2,595      36    5.49
                                               -------------------------------------------------------------------------------------

Total interest-earning assets                  5,976,348  124,725   8.37    5,954,755  124,134   8.36    5,900,454 121,465    8.26
Noninterest-earning assets:
   Cash and due from banks                       366,737                      353,389                      334,815







   Bank premises and equipment                   171,751                      170,181                      165,887
   Other assets                                  317,770                      311,225                      309,905
   Allowance for possible loan losses           (64,230)                     (70,412)                     (70,147)
   Market valuation for securities available       3,494                        1,250                     (15,413)
   for sale
                                              --------------------------------------------------------------------------------------
Total assets                                  $6,771,870                   $6,720,388                   $6,625,501
                                              ======================================================================================

Liabilities
Interest-bearing liabilities:
   Interest-bearing deposits                  $4,050,231  $40,705   3.99   $4,102,866  $41,036   3.97   $4,133,845 $40,897    3.97
   Federal funds purchased, securities sold
         under agreements to repurchase and
         other short-term borrowings             567,851    7,393   5.21      582,964    7,759   5.32      545,282   6,955    5.05
   Long-term debt                                181,637    3,038   6.64      130,750    2,215   6.72       99,419   1,580    6.37
                                              --------------------------------------------------------------------------------------

Total interest-bearing liabilities             4,799,719   51,136   4.27    4,816,580   51,010   4.25    4,778,546  49,432    4.15
Noninterest-bearing liabilities:
   Deposits                                    1,234,681                    1,181,516                    1,164,807
   Other liabilities                             112,051                      109,517                      106,224
                                              --------------------------------------------------------------------------------------
Total liabilities                              6,146,451                    6,107,613                    6,049,577
Stockholders' equity                             625,419                      612,775                      575,924
                                              --------------------------------------------------------------------------------------
Total liabilities and stockholders' equity    $6,771,870                   $6,720,388                   $6,625,501
                                              ======================================================================================
Net interest income/margin-tax equivalent                  73,589   4.91%               73,124   4.90%              72,033    4.90%
                                              ======================================================================================




Tax equivalent adjustment:
   Loans                                                      528                          538                         585
   Investment securities                                        1                            1                           1
   Securities available for sale                            1,628                        1,128                       1,154
   Other                                                       11                            9                          12
                                             ---------------------------------------------------------------------------------------
Total tax equivalent adjustment                             2,168                        1,676                       1,752
                                             ---------------------------------------------------------------------------------------
Net interest income                                       $71,421                      $71,448                     $70,281
                                             =======================================================================================



Comparative Average Balances-Yields and Rates
Deposit Guaranty Corp. and Subsidiaries - (cont.)
(Dollars in Thousands-Tax Equivalent)



                                                         Three Months Ended                   Three Months Ended
                                                           March 31, 1997                      December 31, 1996
                                                ---------------------------------------------------------------------
                                                    Average      Income/    Yield/      Average    Income/     Yield/
                                                    Balance      Expense    Rate        Balanc     Expense      Rate
                                                ---------------------------------------------------------------------
Asset
Interest-earning assets:
   Loans, net of unearned income                $  4,227,590 $   91,208      8.75%   $ 3,903,025  $ 85,995      8.77%
   Investment securities:
         Taxable                                     142,791      3,128      8.76        147,699     2,623      7.10
         Exempt from Federal income tax                  105          2      7.62             44         2     18.18
   Securities available for sale:
         Taxable                                   1,406,706     23,459      6.67      1,118,242    18,861      6.75
         Exempt from Federal income tax              164,635      3,911      9.50        176,549     3,984      9.03

   Trading account securities                          4,069         35      3.46          5,432       138     10.11
   Federal funds sold and securities purchased
         under agreements to resell                   69,773        914      5.24        158,460     2,122      5.36
   Interest-bearing bank balances                      1,265          7      2.34          1,387        22      6.34
                                                --------------------------------------------------------------------

Total interest-earning assets                      6,016,934    122,664      8.27      5,510,838   113,747      8.21
Noninterest-earning assets:
   Cash and due from banks                           348,373                             305,406




     Bank premises and equipment                     164,621                             148,909
   Other assets                                      297,956                             246,614
   Allowance for possible loan losses               (69,095)                            (61,807)
   Market valuation for securities available           3,145                              10,707
   for sale
                                                --------------------------------------------------------------------

Total assets                                    $  6,761,934                         $ 6,160,667
                                                ====================================================================

Liabilities
Interest-bearing liabilities:
   Interest-bearing deposits                    $  4,219,352 $   41,140      3.95    $ 3,835,065  $ 38,653      4.01
   Federal funds purchased, securities sold
         under agreements to repurchase and
         other
         short-term borrowings                       554,006      6,759    4964.89
   Long-term debt                                     99,405      1,477      6.03         99,401     1,511      6.08
                                                --------------------------------------------------------------------

Total interest-bearing liabilities                 4,872,763     49,376      4.11      4,431,636    46,240      4.15
Noninterest-bearing liabilities:
   Deposits                                        1,139,155                           1,030,570
   Other liabilities                                 119,495                             116,501
                                                --------------------------------------------------------------------
Total liabilities                                  6,131,413                           5,578,707
Stockholders' equity                                 630,521                             581,960
                                                --------------------------------------------------------------------
Total liabilities and stockholders' equity      $  6,761,934                         $ 6,160,667
                                                ====================================================================

Net interest income/margin-tax equivalent                        73,288      4.91%                  67,507      4.89%
                                                =====================================================================






Tax equivalent adjustment:
   Loans                                                            569                                613
   Investment securities                                              1                                  1
   Securities available for sale                                  1,259                              1,236
   Other                                                             13                                 20
                                                ---------------------------------------------------------------------
Total tax equivalent adjustment                                   1,842                              1,870
                                                ---------------------------------------------------------------------
Net interest income                                         $    71,446                          $  65,637
                                                =====================================================================